SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 7, 2002

                           Lexmark International, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   1-14050                    06-1308215
           --------                   -------                    ----------
 (State or other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)               File No.)               Identification No.)


 One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky 40550
 -----------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1    Statement Under Oath of Principal Executive Officer dated August 7, 2002

99.2    Statement Under Oath of Principal Financial Officer dated August 7, 2002


ITEM 9.  REGULATION FD DISCLOSURE

On August 7, 2002, each of the Principal Executive Officer, Paul J. Curlander, and Principal Financial Officer, Gary E. Morin, of Lexmark International, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEXMARK INTERNATIONAL, INC.


                              By:     /s/ Gary E. Morin
                                      -----------------
                                      Name:  Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                               Financial Officer
Date: August 7, 2002

                                  EXHIBIT INDEX


Exhibit
Number                          Description
------                          -----------

99.1    Statement Under Oath of Principal Executive Officer dated August 7, 2002

99.2    Statement Under Oath of Principal Financial Officer dated August 7, 2002